Exhibit 10.07

COLLATERAL AGENCY AGREEMENT

THIS COLLATERAL AGENCY AGREEMENT (this “Agreement”) is made and dated as of December ___, 2012 and among the persons named as “Secured Party” on the signature pages hereto (each, a “Secured Party” and together, the “Secured Parties”), WPCS International Incorporated, a Delaware corporation (the “Company”), and Worldwide Stock Transfer LLC, a New Jersey limited liability company, as collateral agent for the Secured Parties with respect to the Collateral (as hereinafter defined) (in such capacity, the “Collateral Agent”). The Collateral Agent is sometimes referred to herein as the “Agent”.

PRELIMINARY STATEMENTS

A. Each of the Secured Parties has entered into a Securities Purchase Agreement, dated December 4, 2012 (the “Purchase Agreement” the form of which is attached hereto as Exhibit B), with the Company, pursuant to which, among other things, each Secured Party, under substantially identical terms and conditions, has purchased from the Company a note, in each case, evidenced by a Senior Convertible Note (each a “Note”, and collectively, the “Notes”) secured by, inter alia, a Security Agreement, dated as of the date hereof, among the Company, the Collateral Agent and each of the Grantors (as defined therein) that may be a party thereto from time to time (the “Security Agreement” together with the Notes and each of the other Company Security Documents (as defined in the Purchase Agreement; defined terms used herein, but not defined herein shall have the meaning assigned to such terms in the Purchase Agreement), as the same may be amended, supplemented or modified from time to time, the “Security Documents”).

B. To secure the payment and performance of the obligations under and pursuant to the Purchase Agreement, the Notes, the Security Documents and the other Transaction Documents (including, without limitation, the Obligations (as defined in the Security Agreement) and other obligations of the Company to each of the Secured Parties (all such secured obligations, the “Secured Obligations”)), the Company has granted to the Collateral Agent for itself and for the benefit of each of the Secured Parties a first priority security interest in the same common collateral as described in the Security Agreement and the other Security Documents (hereinafter all of such collateral shall be referred to collectively as the “Collateral”).

C. The Company and the Secured Parties desire to enter into this Agreement with Worldwide Stock Transfer LLC to appoint Worldwide Stock Transfer LLC as the Collateral Agent for the Secured Parties with respect to the Collateral and Worldwide Stock Transfer LLC desires to accept such appointment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

AGREEMENT

1. Definitions. All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Security Documents. The following terms used in this Agreement shall have the following meanings:

“Affiliate” means, at any time, and with respect to any Person: (i) any other Person (other than a Subsidiary) that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person; and (ii) any Person beneficially owning or holding, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Event of Default” has the meaning assigned to such term in each Note.

“GAAP” means generally accepted accounting principals, consistently applied.

“Person” means an individual, partnership, corporation, limited liability company, limited partnership, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Proceeds” means all amounts paid or payable for the benefit of the Secured Parties or the Collateral Agent pursuant to, or upon the exercise of remedies under, the Security Documents.

“Required Holders” means, as of any given date, the holders of a majority of the Registrable Securities (as defined in the Purchase Agreement) (excluding any Registrable Securities held by the Company or any of its Subsidiaries) then issuable pursuant to the terms of the Notes then outstanding.

“Subsidiary” means any limited liability company, partnership or corporation which the Company consolidates, or may consolidate from time to time after the date hereof, on its financial statements on a GAAP basis.

2. Appointment and Duties of Collateral Agent.

(a) Appointment of Collateral Agent. Each Secured Party, by its execution of this Agreement or its acceptance of the benefits of this Agreement and the Security Documents, subject to Sections 3 and 5(i) hereof, hereby grants Worldwide Stock Transfer LLC the authority as its agent and attorney-in-fact to do the following:

(i) to act as agent for each Secured Party under the Security Documents;

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(ii) to timely prepare and provide to each Secured Party and, as applicable, the Company, the notices, certificates and other documents called for in this Agreement;

(iii) to take all action expressly required under this Agreement and the Security Agreement (including, without limitation Section 5(i) thereof);

(iv) to hold each item of Collateral which is evidenced by a certificate or an instrument in its possession in the State of New Jersey pursuant to the terms hereof on behalf and for the benefit of the Secured Parties;

(v) subject to the terms of Section 3 hereof and the terms of the Security Documents, to sell the Collateral, to collect Proceeds therefrom, and to apply such Proceeds in accordance with the terms of this Agreement; to receive and/or release Collateral in accordance with the terms of this Agreement;

(vi) to verify with the applicable bank or financial institution, upon Collateral Agent’s receipt of each Cash and Receivables Report, the cash balance in the Controlled Accounts as reported by Company as item #1 on each such Cash and Receivables Report as of the date thereof; and

(vii) to promptly (and in any event within one (1) Business Day) notify each Secured Party upon the occurrence of an Event of Default as evidenced by a Cash and Receivables Report and to take such other actions as the Collateral Agent shall be directed to take, either by the terms hereof, by the terms of the Security Agreements or as the Required Holders may reasonably direct in writing and to perform the duties and obligations set forth herein and therein and to effect the purposes of this Agreement.

Notwithstanding the foregoing, in connection with the release of any Collateral in connection with a Cash and Receivables Report, as permitted pursuant to the terms and conditions of the Notes and the Security Agreement, the Collateral Agent shall not transfer any Collateral to any Person or Account (as defined in the Security Agreement) other than a Controlled Account (as defined in the Security Agreement).

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(b) Acceptance by Collateral Agent. The Collateral Agent hereby agrees to act as agent for the Secured Parties pursuant to the terms and conditions of, and to fully and timely perform its duties under, this Agreement until the satisfaction in full in cash and discharge of the Secured Obligations. By its execution and delivery of this Agreement, the Collateral Agent accepts its appointment as Collateral Agent and agrees to, among other things and in all cases subject to Section 3 and 5(i) hereof: (i) take the actions and otherwise exercise the rights and perform the duties described in Section 2(a) above; (ii) notify each Secured Party of the occurrence of an Event of Default of which it has actual knowledge and any material adverse change or development in the perfection of the security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral of which it has actual knowledge; (iii) release Collateral in accordance with the written instructions of the Required Holders; (iv) upon the occurrence of an Event of Default of which it has knowledge, solicit and rely upon direction from the Required Holders as to any disposition or other action with respect to the Collateral; (v) effectuate any reasonable actions called for by the Required Holders; and (vi) sell, liquidate or cause to be sold or liquidated the Collateral in a commercially reasonable manner in accordance with the written instructions of the Required Holders. Notwithstanding anything herein or elsewhere to the contrary, it is expressly understood and agreed among the parties hereto that the Collateral Agent shall have no duty or responsibility for preparing, maintaining or filing any financing statements (including, without limitation, any continuation statements or financing statement amendments) and the Collateral Agent hereby authorizes any of the Secured Parties to file financing statements naming the Collateral Agent as the secured party, as the collateral agent for the Secured Parties, with respect to the Collateral and the Secured Obligations. The Secured Parties shall have the sole responsibility for any such filings.

(c) Collateral to be held in State of New Jersey. The Collateral Agent shall at all times hold and maintain possession of the Collateral which is evidenced by a certificate or instrument in the State of New Jersey.

(d) Material Non-Public Information. Upon the delivery of any notices, documents, information or materials to Collateral Agent by Company and/or any of its subsidiaries or any of its or their respective officers, directors, employees and/or agents in accordance with or pursuant to this Agreement or any other Transaction Document, the Company shall certify or cause to be certified in writing to Collateral Agent whether such notices, documents, information or materials contain any material non-public information. If Collateral Agent  receives any such notices, documents, information or materials with such certification that such notices, documents, information or materials contain material non-public information and the Collateral Agent reasonably determines, in its sole discretion, the Secured Parties should receive such notices, documents, information or materials, (x) Collateral Agent shall deliver a written notice to the Company that Collateral Agent intends to promptly deliver such notice, documents or other information or materials to the Secured Parties, (y) the Company shall within one (1) Business Day after any receipt of such written notice from Collateral Agent  (A)  publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise and (B) deliver written notice to Collateral Agent certifying that such notice, documents, information or materials no longer contain any material, non-public information (a “Non-Public Certification”) and (z)  promptly following the receipt of such Non-Public Certification, Collateral Agent shall delivery such notice, documents, information or materials to each Secured Party. Any delivery by Collateral Agent of any notice, documents or other information or materials to any Secured Party shall be deemed to be a delivery by the Company to such Secured Party for all purposes hereunder and pursuant to any other Transaction Documents. To the extent Collateral Agent receives any notices, documents, information or materials from Company and/or any of its subsidiaries or any of its or their respective officers, directors, employees and agents without concurrent certification by Company that such notices, documents, information or materials do not contain any non-public information or the Company fails to deliver a Non-Public Certification as required hereunder, Collateral Agent shall retain such items or information and shall not deliver any such items or information to any Secured Party, but shall deliver written notice to each Secured Party that it has received items or information that may or may not contain material non-public information without a certification by Company as to the contents thereof (but without otherwise describing in any detail such items or information). Upon receipt of such notice, each Secured Party may  provide further instruction to Collateral Agent with respect to distribution of such notices, documents, information or materials to such Secured Party (and not to any other Secured Party) and Collateral Agent shall have no further duty with respect thereto until receipt of such instruction from any such Secured Party. Notwithstanding anything herein or in any Transaction Document to the contrary, the Collateral Agent shall not deliver to any Secured Party any documents or other information or materials  without prior certification by Company that such notices, documents, information or materials do not contain material non-public information, without the prior written consent of such Secured Party (other than notices of the occurrence of an Event of Default).

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3. Instructions to Collateral Agent. Except as set forth herein, the Collateral Agent hereby agrees to act with respect to the Collateral and otherwise under this Agreement only upon the written instructions of, or with the consent of, the Required Holders; provided that without the written instructions of, or consent from, the Required Holders, the Collateral Agent may not release Collateral other than in accordance with this Agreement.

4. Secured Party Actions. No Secured Party may take, or require the Collateral Agent to take or refrain from taking, any action hereunder or under the Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement or the Security Documents. Each Secured Party agrees that written instructions given to the Collateral Agent by the Required Holders (regardless of whether such Secured Party agrees, disagrees or abstains with respect to such instructions) shall be binding upon such Secured Party and its transferees and assigns for all purposes and that none of the Secured Parties shall have any liability to any other Secured Party for any such instructions given to the Collateral Agent.

5. The Agent.

(a) Duties and Responsibilities. The Agent shall have only such powers, and only such duties on behalf of the Secured Parties, as are expressly set forth herein. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Notes, the Purchase Agreement or the Security Documents, the Agent shall not have any duties or responsibilities except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Security Documents or otherwise exist against the Agent. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, the Notes, the Purchase Agreement or any Security Document or otherwise a fiduciary or trustee relationship in respect of any Secured Party.

(b) Delegation of Duties, Etc. The Agent may exercise any of its powers and perform any of its duties hereunder by or through agents or attorneys and shall be entitled to consult with legal counsel, accountants and other experts selected by it. Any action taken or omitted to be taken or suffered in good faith by the Agent in accordance with the reasonable opinion of such counsel, accountants or other experts shall be full justification and protection to it. The Agent shall not be responsible for any misconduct or negligence, other than gross negligence or willful misconduct on the part of any agent or attorney appointed with due care by it hereunder.

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For the purposes of this Section 5(b), “Confidential Information” means written information that is marked “confidential” and is delivered to the Collateral Agent by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that: (i) was publicly known or otherwise known to the Collateral Agent prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Collateral Agent or any person acting on its behalf; (iii) otherwise becomes known to the Collateral Agent other than through disclosure by the Company or any Subsidiary; or (iv) constitutes financial information delivered to the Secured Parties pursuant to the Purchase Agreement or other Transaction Documents that are otherwise publically available. The Collateral Agent will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to it, provided that the Collateral Agent may deliver or disclose Confidential Information to: (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to its duties hereunder); (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 5(b); (iii) any Secured Party; (iv) any Person from which a Secured Party offers to purchase any security of the Company to the extent such Buyer agrees to be bound by provisions substantially similar to the provisions in this paragraph; (v) any federal or state regulatory authority having jurisdiction over the Collateral Agent; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about a Secured Party’s investment portfolio; or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation or order applicable to the Collateral Agent, (B) in response to any subpoena or other legal process, (C) in connection with any litigation to which a the Collateral Agent is a party, or (D) if an Event of Default has occurred and is continuing, to the extent the Collateral Agent may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Security Documents.

(c) Indemnification. The Company hereby agrees to indemnify the Agent in its individual capacity and as the Collateral Agent, and the Agent’s directors, officers, stockholders, employees, agents, successors and assigns (each and “Indemnitee”) from and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of one counsel for the Collateral Agent) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Company or any other party to the Notes arising out of, in connection with, or as a result of: (i) the execution or delivery of this Agreement, any other Security Documents of any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby or the acceptance and administration of this Agreement or any of the Security Documents by the Collateral Agent; (ii) any Note or the use or proposed use of the proceeds therefrom; or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other party to the Notes, and regardless of whether the Collateral Agent is a party thereto; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses result from the gross negligence or willful misconduct of the Indemnitee as finally determined by a court of competent jurisdiction. The provisions of this Section 5(c) shall survive the termination of this Agreement and each other Security Document and the resignation or removal of the Collateral Agent.

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(d) Exculpatory Provisions. No Indemnitee shall be liable to any Secured Party or the Company for any action taken or omitted to be taken or suffered by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The Agent shall not be liable for the effectiveness, enforceability, value, sufficiency, or validity of this Agreement, the Purchase Agreement, the Notes, the Security Documents or the Collateral. Without limiting the generality of the foregoing, the Agent shall not be responsible for any statements, warranties or representations made by the Company in or in connection with the Security Documents or any other document relating to the Collateral. The Agent shall be entitled to conclusively rely on any communication, instrument, paper or other document, including without limitation any certificates provided by the Company (absent manifest error), believed by the Agent to be genuine and correct and to have been signed or sent by the proper parties. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received written direction from the Required Holders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or the Security Documents in accordance with the written consent or written instructions of the Required Holders and such consent or instructions and any action taken or failure to act pursuant thereto shall be binding upon all applicable Secured Parties. The Agent shall be under no duty or responsibility to any Secured Party to ascertain or to inquire into the performance or observance by the Company or any other party of any of the provisions of the Purchase Agreement, the Notes, the Security Documents or any other document. Under no circumstance shall the Agent be liable for special, punitive, indirect or consequential damages.

(e) Standard of Care. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it in accordance with the Security Documents, the Collateral Agent shall have no duty as to any Collateral. The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessment or liens upon the Collateral or otherwise as to the maintenance of the Collateral.

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(f) Independent Credit Investigation. Each Secured Party expressly acknowledges that the Agent has not made any representations or warranties to it and that no act taken by the Agent shall be deemed to constitute any representation or warranty by the Agent to any such party. Each Secured Party acknowledges that it has taken and will continue to take such actions and to make such investigations as it deems necessary to inform itself of the affairs of the Company, and each Secured Party acknowledges that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Company, and that, in entering into this Agreement and the Purchase Agreement, it has not relied and will not rely upon any information or representations furnished or given by the Agent or any Secured Party.

(g) Knowledge of Default, etc. The Agent shall be entitled to assume that no Event of Default or material adverse change or development in the perfection of the security interest of the Agent in the Collateral exists, unless the officers of the Agent responsible for matters concerning this Agreement shall have obtained actual knowledge of such Event of Default based upon its review of the Cash and Receivables Report and/or shall have been notified in writing by the Company or any Secured Party that it considers that an Event of Default or such material adverse change or development exists and specifying the general nature thereof.

(h) No Duty to Provide Additional Credit Information; No Responsibility for Perfection or Priority of Liens, etc. The Agent shall not have any duty or responsibility to provide the Secured Parties with any credit information concerning the affairs, financial condition or business of the Company which may at any time come into the possession of the Agent (other than any such credit information specifically provided to the Agent in connection with the Security Documents or requested by any Secured Party) or any responsibility for the perfection or priority of any lien.

(i) Resignation or Removal of the Collateral Agent. The Collateral Agent may resign hereunder at any time by giving thirty (30) days’ prior written notice thereof to each Secured Party and may be removed at any time with or without cause by an instrument in writing delivered to the Company and the Collateral Agent and signed by the Required Holders; provided no such removal shall be effective until a successor Collateral Agent shall have accepted appointment as set forth below. Upon any such notice of resignation or removal, the Required Holders shall appoint a successor Collateral Agent. If an instrument of acceptance by a successor Collateral Agent shall not have been delivered to a removed Collateral Agent within thirty (30) days after notice of removal has been given as set forth above, such removed Collateral Agent may petition any court of competent jurisdiction, at the sole cost and expense of the Company, for the appointment of a successor Collateral Agent. Upon the acceptance of any appointment as successor Collateral Agent, that successor shall thereupon establish such accounts as are provided for in the Security Documents, shall take all actions as may be necessary or appropriate to perfect the security interest created under the Security Documents, and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall, upon the payment of its charges hereunder, promptly: (i) transfer to such successor agent all items of Collateral held by the retiring or removed Collateral Agent, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement; and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements delivered to the resigning or removed Collateral Agent, and take all such other actions at the expense and direction of the Company as may be reasonably necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created under the Security Documents, whereupon the retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall survive and shall continue and inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder, including but not limited to Section 5(c).

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(j) Waiver. Any waiver, forbearance, failure or delay by the Agent in exercising, or the exercise or beginning of exercise by the Agent of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Agent shall continue in full force and effect until such right, power or remedy is specifically waived in a written instrument executed by the Agent.

(k) Notice of Transfer. Upon receipt of a written notice by an officer of the Agent responsible for matters relating to this Agreement from the Company or applicable Secured Party of a transfer of a Note, the transferee shall be entitled to all benefits of this Agreement, and the Agent shall treat such transferee as a Secured Party for all purposes hereof so long as the Agent has no reason to believe that the facts stated in such notice are not true and correct. Prior to such notice, the Agent shall be justified in treating the prior Secured Party as the owner thereof and as a Secured Party for all purposes hereof and shall not be responsible for ascertaining whether a transfer has occurred.

(l) Fees; Expenses. The Company shall pay to the Agent within five (5) Business Days of its demand the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel, that the Agent may incur in connection with: (i) the acceptance and administration of this Agreement and its duties as Agent hereunder or under any of the Security Documents; (ii) the custody or preservation of or the sale of, collection from or other realization upon, any of the Collateral; or (iii) the exercises and enforcements of any rights of the Agent hereunder or under any of the Security Documents. The provisions of this Section 5(m) shall survive the termination of this Agreement and the resignation or removal of the Agent.

(m) Application of Proceeds. At the written direction of the Required Holders, the Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral (the “Order of Application”):

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Agent’s fees or any out-of-pocket legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Agent or any co agent in connection with any Security Document (including without limitation any fees and expenses described in Section 5(l) above);

SECOND, to each Secured Party on a pro-rata basis, based on the pro rata percentage that each Secured Party’s outstanding Notes bears to all outstanding Notes until all obligations due and owing under such Notes and other Transaction Documents have been paid in full in cash;

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THIRD, any surplus remaining after the payment in full in cash of all of the Secured Obligations shall be paid to the Company or to whomsoever as the Company may by notice direct as lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

For this purpose, “proceeds” of Collateral means any and all cash, securities and other property realized from collection, foreclosure or enforcement of the Collateral Agent’s liens upon the Collateral (including distributions of Collateral in satisfaction of any Secured Obligations). Upon written request by a Secured Party or the Collateral Agent to the Company, the Company shall furnish each Secured Party and the Collateral Agent with such information as the Secured Party or the Collateral Agent may reasonably require to calculate and determine each Secured Party’s pro rata percentage of outstanding Notes for purposes of this Agreement. The Collateral Agent shall be entitled to conclusively rely upon such information provided by the Company.

6. Termination of this Agreement. Except as otherwise specifically provided herein, this Agreement shall terminate immediately upon the satisfaction in full in cash of all Secured Obligations. Without limiting the foregoing, the bankruptcy; insolvency, dissolution or other similar event or condition of any Person, including the Company, shall not operate to terminate this Agreement.

7. Miscellaneous.

(a) Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns, but does not otherwise create, and shall not be construed as creating, any rights enforceable by any Person other than the Agent and the Secured Parties, in their respective capacities as such and the Company and any permitted assignor. Any corporation or other fund into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or other fund resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or other fund succeeding to all or substantially all of the corporate trust business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper or any further action on the part of any of the parties hereto. At the time of any assignment of all or any portion of the Secured Obligations by a Secured Party, such assigning Secured Party shall cause its assignee to execute the Counterpart Collateral Agency Agreement attached hereto as Exhibit A and become a party to this Agreement. Upon execution of the Counterpart Collateral Agency Agreement attached hereto as Exhibit A, the assignee shall be entitled to all benefits of this Agreement, and the Agent shall treat such assignee as a Secured Party for all purposes hereof so long as the Agent has no reason to believe that the facts stated in such notice are not true and correct.

(b) Amendments. No amendment or waiver of any provision of this Agreement or the Security Documents shall in any event be effective unless the same shall be in writing and shall have been approved by the Required Holders and, as to Section 5, the Agent; provided that any amendment of Section 3 hereof, this Section 7(b), or the definition of “Required Holders” used herein shall require the approval of the Agent and all Secured Parties.

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(c) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by the law of the State of New York, without regard to conflicts of laws principles thereof. The parties hereby consent to the jurisdiction of a state or federal court situated in The City of New York, Borough of Manhattan, in connection with any dispute arising hereunder. The parties hereby waive their right to trial by .jury in any proceeding involving, directly or indirectly, any matter in any way arising our of, relating to, or connected with, this Agreement. To the extent that in any jurisdiction any party may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, each party irrevocably agrees not to claim, and it hereby waives, such immunity in connection with this Agreement. The Company and each Secured Party each waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) Limitation on Liability of Secured Parties to Each Other. None of the Secured Parties or any of their respective directors, officers, agents or employees, shall have any liability for any action taken or omitted to be taken by it or them or by the Agent in connection with the Purchase Agreement, the Notes, the Security Documents or this Agreement (or any other documents executed pursuant thereto) unless resulting from its gross negligence or willful misconduct.

(e) Severability. If any provision of this Agreement, or the application thereof to any Person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature page is executed) with the same force and effect as if such signature page were an original thereof.

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(g) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including”, “includes”, “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein”, “hereunder”, “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(h) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(i) Joinder. At any time after the initial execution and delivery of this Agreement, one or more additional Persons may become parties hereto as a Secured Party by executing and delivering the Counterpart Collateral Agency Agreement attached hereto as Exhibit A, at which time such Person shall be entitled to all benefits of this Agreement as a Secured Party.

(j) Inconsistency with Purchase Agreement. In the event of any inconsistency between the terms and conditions of the Purchase Agreement, any other Security Document and this Agreement (i) with respect to the rights, duties or obligations of the Collateral Agent, the terms and conditions of this Agreement shall govern and (ii) with respect to the rights, duties or obligations of the Company or the Secured Parties, the terms and conditions of the Purchase Agreement, or such other Security Document, as applicable, shall control.

(k) Force Majeure. The Collateral Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, terrorism, sabotage, epidemics, riots, loss or malfunctions of utilities, acts of civil or military authority, or governmental, judicial or regulatory actions.

(l) Notices. Any notice, election, instruction, direction, request, demand, report or statement which by any provision of this Agreement is required or permitted to be given or served hereunder shall be in writing and shall be given or served by: (i) hand delivery against receipt; (ii) next day delivery by any nationally recognized overnight courier service providing evidence of the date of delivery; (iii) certified mail return receipt requested, postage prepaid; or (iv) facsimile with receipt confirmation and a confirmation copy sent in the manner provided in clauses (1), (ii) or (iii). Any notice shall be addressed to the addresses set forth below or to such other address as shall be designated by such party in a written notice to the other parties.

If to a Secured Party:	The respective address as indicated on the Schedule of Buyers attached to the Securities Purchase Agreement.

If to Collateral Agent:	Worldwide Stock Transfer LLC 433 Hackensack ave Level L

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Hackensack, NJ 07601 Attn: Jonathan Gellis Ref: WPCS International Incorporated Tel.: (201) 820-2008 Fax: (201) 820-2010

If to Company:

WPCS International Incorporated
One East Uwchlan Avenue
Suite 301
Exton, PA 19341
Attn: Chief Executive Officer
Telephone: (610) 903-0400
Facsimile: (610) 903-0401
E-mail address: andy.hidalgo@wpcs.com

Attention: Chief Executive Officer

With a copy, which shall not constitute notice to:	Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700 Facsimile: (212) 930-9725 E-mail address: trose@srff.com Attention: Thomas A. Rose, Esq.

All notices, elections, requests, instructions, directions, reports, statements and demands under this Agreement shall be effective upon actual receipt.

(m) Instructions to Collateral Agent. The undersigned Secured Parties hereby certify that they constitute all of the Secured Parties as of the date hereof and, the undersigned Secured Parties, by executing their counterpart signature pages of this Agreement, hereby instruct the Collateral Agent to execute and deliver this Agreement. In order to induce the Collateral Agent to so execute and deliver this Agreement, the undersigned Secured Parties hereby certify that (i) they have reviewed and approved of this Agreement, and (ii) this instruction and such action by the Collateral Agent pursuant to this instruction are not contrary to any obligation of the Collateral Agent under, and are consistent with, permitted by and in compliance with the Purchase Agreement and the Security Documents. In order to induce the Agent to take the foregoing requested action, the undersigned Secured Parties (on a several, but not joint basis) hereby agree to indemnify each Indemnitee for, and agree to hold each Indemnitee harmless against, those liabilities, losses or expenses (including, without limitation, reasonable legal and other professional fees and expenses) incurred by an Indemnitee in connection with or arising out of the taking by Worldwide Stock Transfer LLC, as Collateral Agent, except to the extent resulting from or arising out of the gross negligence or willful misconduct of any Indemnitee as finally determined by a court of competent jurisdiction, of the foregoing requested action.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

WPCS INTERNATIONAL INCORPORATED

By:
Name:
Title:

WORLDWIDE STOCK TRANSFER
LLC, as Collateral Agent

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

HUDSON BAY MASTER FUND LTD.,
as a Secured Party

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

IROQUOIS MASTER FUND LTD.,
as a Secured Party

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

AMERICAN CAPITAL MANAGEMENT LLC,
as a Secured Party

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

BAY CAPITAL A.G.,
as a Secured Party

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

GRQ CONSULTANTS, INC. 401K,
as a Secured Party

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

____________________________
RICHARD MOLINSKY, as a Secured Party

Exhibit A

Counterpart Collateral Agency Agreement (Secured Party)

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Collateral Agency Agreement, dated as of ___________________ (this “Counterpart”), to be duly executed and delivered by its duly authorized officer. Upon execution and delivery of this Counterpart to Collateral Agency Agreement, the undersigned shall be a “Secured Party” under the Collateral Agency Agreement and shall be as fully a party to the Collateral Agency Agreement dated as of _________________, by and among WPCS International Incorporated, a Delaware corporation, the Collateral Agent and the Secured Parties listed on the signature pages thereof; as if such Secured Party were an original signatory to the Collateral Agency Agreement on and after the date hereof.

By:
Name:
Title:

Address for Notice:

_____________________________________

_____________________________________

_____________________________________
Attn: _________________________________
Telephone: _____________________________
Facsimile: ______________________________
Email: _________________________________

With a copy, which shall not constitute

notice to:

Attn: _________________________________

Telephone: _____________________________

Facsimile: ______________________________

Email: _________________________________

Exhibit A

Exhibit B

Securities Purchase Agreement

See attached.

Exhibit B